                                                                   EXHIBIT 10.13

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.


                          SECURITY SERVICES AGREEMENT

       ARGENBRIGHT              Client's Service Address:  National Service Agreement
       SECURITY, INC.                                      Please See Attached Exhibits
       3465 North Desert Drive          Telephone Number:  (703) 918-1861
       Atlanta, Georgia 30344   Commencement of Services:  June 1, 1996

Agreement dated as of March 12, 1997 between America Online Inc. having an office at 22000 AOL Way, Dulles VA 20166 (hereinafter called Client) and Argenbright Security, Inc. (hereinafter called Argenbright).

Client desires to have Argenbright furnish Client with uniformed or plainclothes guards and/or other security personnel (hereinafter called Security Personnel) with such equipment as shall be mutually agreed upon by Client and Argenbright on the terms and conditions in this Agreement. Accordingly, Client and Argenbright agree as follows:

SECURITY PERSONNEL

Argenbright shall furnish Client with such Security Personnel at location or locations from starting dates and times and during hours as specified with such special equipment as radios, watch clocks, etc., as Argenbright and Client shall mutually agree upon in writing, as identified in the addendum and exhibits. Uniformed Security Personnel shall be equipped with Argenbright equipment and badges.

RATES

Client agrees to pay Argenbright the following rates plus all applicable sales, use and/or similar taxes.

 Please See Attached Exhibits For Site Specific Details of Hours of Coverage &
                                     Rates

Holiday rates shall apply on all legally declared national, state or local holidays as specified below. In addition, Client will pay Argenbright OVERTIME RATES for work requested by the client in excess of 12 hours per day, or 40 hours per week.

                     Please See Exhibits Section For Detail

RATE CHANGE

The rates quoted above will remain in effect until May 31, 1997. In the event of any change in any federal, state or municipal legislation, regulation, administrative ruling or collective bargaining agreement effecting any change in work hours, pay rates, working conditions or the cost of performing this Agreement, Argenbright shall notify Client in writing of the change in the rates to be charged Client the reason for the change, and the effective date of the change.

INVOICES

Argenbright will invoice Client bi-weekly or as soon as practicable. Invoices will be mailed or delivered to such office as Client may direct and are payable upon receipt without offset or abatement at the address specified on the invoice. Any dispute or claim regarding the amount of an invoice or the underlying services rendered must be sent in writing by the Client to Argenbright within seven days from the invoice date setting forth the nature of any claims or disputes. Client must notify Argenbright in writing within (15) days from the invoice date, setting forth the specific items in dispute; otherwise all disputes will be deemed waived. An interest rate at the lower of 1 1/2% per month or such lesser percentage as may be allowed to all invoices not paid within thirty (30) days of the invoice date. Client agrees to pay reasonable attorney and other fees which may be

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

incurred to collect any unpaid invoices. Billing rates charged Client shall be adjusted to reflect any and all increases or decreases in the higher of federal and state unemployment tax rates, worker's compensation costs, federal and state minimum hourly wage rates and social security rates.

EMPLOYEES

Security personnel are employees of Argenbright, an independent contractor and Argenbright will pay all wages and all applicable social security taxes, unemployment taxes and any similar taxes.

HIRING RESTRICTIONS

Client acknowledges that in preparing to perform under this Agreement, Argenbright will incur substantial start-up costs and expenses including, but not limited to, management time, general and administrative costs, and the costs and expenses of recruiting, testing, hiring, training and supervising Argenbright personnel assigned to Client's location(s) under this Agreement. Client therefore agrees that while this Agreement is in effect, and for one year thereafter. (I) Client will not hire for their own employment any person employed by Argenbright in the performance of this Agreement. Recognizing the costs incurred and exercise dedicated by Argenbright in selecting, recruiting and training its personnel, Client agrees to a payment of XXXXX dollars as liquidated damages for each security officer employed directly or indirectly by Client within one year after termination of this agreement.

LIMITS OF LIABILITY

Client acknowledges that Argenbright is not an insurer. Argenbright makes no warranty, express or otherwise, that the services furnished shall avert or prevent occurrences or consequences therefrom. The amounts payable to Argenbright under this Agreement are based upon the value of the services rendered and are unrelated to the value of Client's property or the property of others located in or about Client premises. The services provided under this Agreement are solely for the benefit of the Client and neither this Agreement nor any services rendered hereunder shall give rise to, or shall be deemed to or construed so as to confer any rights on any other party as a third party beneficiary or otherwise and Client agrees to indemnify Argenbright against any claims by such third parties.

Notwithstanding anything contrary herein Argenbright shall not be liable to Client for any injury (including death) to any person or for any property loss or damage directly or indirectly resulting from the criminal wrongdoing of Argenbright's employees or agents unless Argenbright, its officers, employees or agents may be found to have been negligent in the performance of its or their duties.

The parties agree that due to the nature of the services to be rendered by Argenbright hereunder it is impracticable and extremely difficult to fix the actual damages, if any, of Client arising out of Argenbright's performance or failure to perform hereunder; that Argenbright's maximum liability to Client arising out of or relating to this Agreement except when such damage is a result of an act, negligence, fault, or omission of Argenbright's officers, employees or agents or Argenbright's performance or non-performance of services for Client, whether based on contract, tort, law, equity or otherwise, shall be limited to Argenbright's total amount of fees paid when due by client within the 12 month period following the first commencement of services hereunder by Argenbright, as liquidated damages and not as a penalty, and this liability of Argenbright shall be exclusive. Parties on their own behalf and on behalf of their insurers waives all rights of subrogation, except if arising from an act, negligence, fault, or omission by the other party, officers, employees, or agents. Argenbright shall not be liable for failure to perform this Agreement due to an "Act of God" or cause beyond Argenbright's control.

In the event Client requests Security Personnel to operate any vehicle other than one supplied by Argenbright, Client agrees to defend, indemnify and hold Argenbright harmless from any losses, suits, claims, damages and expenses which may arise from the use of said vehicle, including claims

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

of passengers. Client hereby waives any and all rights of subrogation that any insurer of Client may have against Argenbright.

SERVICES

The services to be rendered under this Agreement shall be in conformity with operating procedures, as identified in the post orders mutually agreed upon by Client and Argenbright in writing. If, at the request of Client, Security Personnel are assigned duties other than those agreed to by Argenbright, Client shall assume complete responsibility for any and all liability arising therefrom. Argenbright will remove from service, as soon as a qualified replacement is available, any Security Personnel who, in Client's opinion, are not qualified to perform the work assigned. In the event any Security Personnel are removed by Argenbright at Client's request. Client agrees to indemnify and hold Argenbright harmless from all losses, suits, claims, damages and expenses (including attorney fees and costs) that may arise therefrom,

TERM

This Agreement shall commence on the date specified above and shall continue in effect:

                           xx until March 12, 2002.

In the event that services have been rendered for less than three (3) months, Client shall give Argenbright sixty (60) days prior written notice specifying the date of termination.

Notwithstanding anything to the contrary herein, in the event Client desires to cancel this Agreement due to Argenbright's poor performance, failure to perform or other breach ("Default") of this Agreement, Client shall give written notice to Argenbright setting forth the nature of the default and Argenbright shall have thirty (30) days thereafter to cure. Upon completion of the thirty (30) day period, in the event Argenbright has failed to cure the Default and Client desires to terminate service, the Client shall provide ten (10) days written notice of cancellation to Argenbright.

EQUAL OPPORTUNITY

Argenbright is an equal opportunity employer and does not discriminate on the basis of race, creed, color, sex or national origin.

RIGHT TO KNOW

Client shall provide all information and include Argenbright personnel in any training necessary for full compliance with all applicable Federal and State "Right to Know" laws and regulations.

DEFAULT

Argenbright reserves the right to terminate this Agreement immediately upon default by Client in the payment of any monies due hereunder; or if at any time during the term of this Agreement there shall be filed by or against Client in any court, pursuant to any statue, either of the United States, or of any state, territory or possession, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver to receive all or a portion of Client's property; or if Client makes an assignment for the benefit of creditors, or if the Client breaches any of the terms or obligations contained in this Agreement.

AUTHORITY

This Agreement shall not become binding upon Argenbright until executed by an authorized manager or officer of Argenbright.

        CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A
         REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTIONS HAVE BEEN
                     FILED SEPARATELY WITH THE COMMISSION.

NON-WAIVER

Failure of Argenbright or Client to enforce any of the provisions of this Agreement, or any of its respective rights with respect thereto, or to exercise any election herein provided, shall in no way be considered a waiver of such provisions, rights or elections or in any way affect the validity of this Agreement. The exercise by Argenbright of any of its rights herein or any of its elections under the terms or conditions herein shall not preclude or prejudice Argenbright from exercising the same of any other right it may have under this Agreement.

ENTIRE AGREEMENT

This Agreement supersedes all previous agreements, oral or written, between Argenbright and Client, and represents the entire Agreement between the parties. No other agreements or representations, oral or written have been made by Argenbright. This Agreement may not be altered, modified or amended, except in a writing properly executed by an authorized representative of the party to be charged. In the event Client issues any work authorization, work order or purchase order to Argenbright, Client agrees that only the terms and conditions of this Agreement shall be binding unless said written modification change or amendment is specifically agreed upon by Argenbright in writing and signed by Argenbright's authorized representative.

The provisions of this Agreement are severable and the invalidity or ineffectiveness of any part thereof shall not affect or impair the validity and effectiveness of remaining parts or provisions of this Agreement.

ASSIGNMENT

This Agreement is not assignable by Argenbright and shall not be assignable by Client without the prior written consent of Argenbright.

NOTICE OF CLAIMS

Client shall give written notice to Argenbright by certified mail, of any claim or potential claim arising out of or relating to this Agreement within thirty
(30) days following the date of the occurrence giving rise to such claim. Such notice shall contain sufficient information as to the time, place, nature and extent of such claim or potential claim as will enable Argenbright to be properly advised and make a reasonable assessment thereof.

No action, suit or proceeding to recover any claim arising out of or relating to this Agreement shall be instituted or maintained against Argenbright by Client or by anyone deriving its or their rights through Client unless written notice of such claim shall have been given by Client to Argenbright in the manner and form set forth herein.

Unless specifically prohibited by law, no action, suit or proceeding to recover for any claim arising out of or relating to this Agreement shall be instituted or maintained by Client (or by anyone deriving its rights through Client) against Argenbright unless said action, suit or proceeding shall have been instituted not later than twelve (12) months following the date of the occurrence giving rise to such claim.

Client ----------------------------------------          ARGENBRIGHT SECURITY, INC.

By:  /s/                                                 By:  /s/ Thomas J. Marano
    -------------------------------------------              -------------------------------------------
                                                                                         Thomas J. Marano

                                                                         President & COO
------------------------------------------------         ------------------------------------------------
                    (Title)                                                  (Title)

                                   EXHIBITS

                        AOL NATIONAL SERVICE AGREEMENT
                           ALBUQUERQUE, NEW MEXICO


                           Client's Service Address:  6301 Jefferson Street NE
                                                      -------------------------
                                                      Albuquerque, NM 87109
                                                      -------------------------
                                                Date:
                                                      -------------------------

                                     Standard            Overtime
                Position               Rate                Rate
                --------             --------            --------
XXX PWH         Site Supervisor      $XXXXX/hour        $XXXXX/hour

XXX PWH         Shift Supervisor     $XXXXX/hour        $XXXXX/hour

XXX PWH         Security Officer     $XXXXX/hour        $XXXXX/hour

Holiday                              Site Supervisor    Shift Supervisor        Security Officer
-------                              ---------------    ----------------        ----------------
New Year's Day                       $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Memorial Day                         $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Independence Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Labor Day                            $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Thanksgiving Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Christmas Day                        $XXXXX/hour        $XXXXX/hour             $XXXXX/hour


Client                                                          ARGENBRIGHT SECURITY, INC.
        -----------------------------------------

By:     /S/                                                     By:  /S/ Thomas J. Marano
       ------------------------------------------                   -----------------------------------------
                                                                               Thomas J. Marano

                                                                               President & COO
-------------------------------------------------               ---------------------------------------------
                 (TITLE)                                                          (TITLE)


                                   EXHIBITS

                        AOL NATIONAL SERVICE AGREEMENT
                               TUCSON, ARIZONA


                           Client's Service Address:  7202 E. Rosewood Drive
                                                      -------------------------
                                                      Tucson, AZ 85710
                                                      -------------------------
                                                Date:
                                                      -------------------------

                                     Standard            Overtime
                Position               Rate                Rate
                --------             --------            --------
XXX PWH         Site Supervisor      $XXXXX/hour        $XXXXX/hour

XXX PWH         Shift Supervisor     $XXXXX/hour        $XXXXX/hour

XXX PWH         Security Officer     $XXXXX/hour        $XXXXX/hour

Holiday                              Site Supervisor    Shift Supervisor        Security Officer
-------                              ---------------    ----------------        ----------------
New Year's Day                       $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Memorial Day                         $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Independence Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Labor Day                            $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Thanksgiving Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Christmas Day                        $XXXXX/hour        $XXXXX/hour             $XXXXX/hour


Client                                                          ARGENBRIGHT SECURITY, INC.
        -----------------------------------------

By:     /s/                                                     By:  /s/ Thomas J. Marano
        -----------------------------------------                   -----------------------------------------
                                                                               Thomas J. Marano

                                                                               President & COO
-------------------------------------------------               ---------------------------------------------
                 (Title)                                                          (Title)


                                   EXHIBITS

                        AOL NATIONAL SERVICE AGREEMENT
                                 OGDEN, UTAH


                           Client's Service Address:  2250 Grant Avenue
                                                      -------------------------
                                                      Ogden, UT 84401
                                                      -------------------------
                                                Date:
                                                      -------------------------

                                     Standard            Overtime
                Position               Rate                Rate
                --------             --------            --------
XXX PWH         Site Supervisor      $XXXXX/hour        $XXXXX/hour

XXX PWH         Shift Supervisor     $XXXXX/hour        $XXXXX/hour

XXX PWH         Security Officer     $XXXXX/hour        $XXXXX/hour

Holiday                              Site Supervisor    Shift Supervisor        Security Officer
-------                              ---------------    ----------------        ----------------
New Year's Day                       $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Memorial Day                         $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Independence Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Labor Day                            $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Thanksgiving Day                     $XXXXX/hour        $XXXXX/hour             $XXXXX/hour
Christmas Day                        $XXXXX/hour        $XXXXX/hour             $XXXXX/hour


Client                                                          ARGENBRIGHT SECURITY, INC.
        -----------------------------------------

By:     /s/                                                     By:  /s/ Thomas J. Marano
        -----------------------------------------                   -----------------------------------------
                                                                               Thomas J. Marano

                                                                               President & COO
-------------------------------------------------               ---------------------------------------------
                 (Title)                                                          (Title)
